UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 14, 2014

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for the afternoon session of IBM’s Investor Briefing on May 14, 2014. See Attachment II (non-GAAP supplemental materials) in the Form 8-K dated May 14, 2014 filed earlier today, which contains supplemental materials about non-GAAP financial measures in certain presentation materials for the morning and afternoon sessions of this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 14, 2014

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller
(Principal Accounting Officer)

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ATTACHMENT I

Evolving IBM’s Core Franchises Steve Mills IBM Senior VP and Group Executive Software and Systems ATTACHMENT I

Worldwide IT Opportunity with Profit Pools 3.0 2.5 2.0 1.5 1.0 0.5 0 Opportunity ($ T) 1980 1985 2015 2010 1990 1995 2005 2000 2013 % Oppty % Profit Software = 14% 32% Services = 50% 50% Hardware = 37% 18% 1995 % Oppty % Profit 13% 24% 47% 45% 40% 32% 1980 % Oppty % Profit 5% 4% 15% 15% 80% 81% Software Services Hardware Total Opportunity ’80 - ’13 CAGR% 9% 10% 11% 8% Profit Pool ’80 - ’13 CAGR% 8% 15% 12% 3% Source: IBM internal assessment, May 2014

IT Technologies Impact on the Evolution of the Enterprise Personal Computer Linux Java Internet Open Source Big Data Analytics Social Business e-business Relational Database Client / Server Business Process Management Web Application Server Virtualization 1980 1985 2015 2010 1990 1995 2000 2005 Cloud Flash Storage x86 Commodity Hardware Mobile

19802 1985 2015 2010 1990 1995 2000 2005 Source: IBM Annual Reports, 1980 - 2013 100 80 60 40 20 0 Revenue ($B) Revenue % of Segment Revenue % of Segment Profit Software = $ 26 B 26% 48% Services = $ 57 B 57% 44% Hardware1 = $ 17 B 17% 8% Total = $ 100 B 2013 Revenue %Total $ 0.5 B 2% $ 4 B 14% $ 22 B 84% $ 26 B 1980 Revenue %Total $ 13 B 18% $ 20 B 28% $ 39 B 54% $ 72 B 1995 Software Services Hardware1 Note: 1) Hardware segment revenue includes Global Financing and other revenue 2) Revenue by segment prior to year 2003 is a representation of current structure Software Services Hardware1 IBM Worldwide Revenue

IBM Continuously Remixes Portfolio to Reflect Our Strategy Exit commoditized businesses that no longer fit our strategy DRAM 1999 Network 1999 Flat Panel Displays 2001 Hard Disk Drives 2002 Personal Computers 2005 Printers 2007 PLM Sales Operations 2010 Retail Store Solutions 2012 Customer Care BPO 2013 x86 Servers * 2014 * Announced, but not closed Invest in acquisitions and organic capabilities to complement and scale our portfolio Nearly $42B on more than 150 acquisitions since the beginning of 2000 $17B to acquire more than 30 Big Data and analytics companies $7B to acquire 15 companies related to cloud Acquired nearly two dozen companies related to mobile, security, and social Approximately $6B annual investment in IBM R&D to create innovations like Watson, streaming analytics, advanced security and front office solutions

Reinvent and Leverage IBM’s “Core Franchises” to Support the Rapid Transition to Growth Areas Global Technology Services Leverage existing outsourcing agreements with clients to add new services including support of cloud and hybrid environments Re-mix and re-skill business and IBMers to meet emerging technologies Enable hybrid/cloud environments through dynamic automation and analytics Global Business Services Core business services support mission critical client applications. Shift to cloud driving additional opportunity – not less As a service applications driving clients to transform themselves Requires substantial consulting work to get up and running Systems and Technology Mainframe developed specialty engines which expands the use of mainframe for new workloads An unmatched capability to support secure growth in data and transactions Software Application Server business continues to show strong growth Clients utilizing on premise/cloud software to manage workloads driven by mobile, big data and analytics

Major Deliverables and Acquisitions 2015 2010 1990 1995 2000 2005 Acquired - 1995 IBM Software Group Established - 1995 Acquired - 2003 Acquired - 2013 IBM Enters Services Business - 1991 Acquired - 1996 Acquired - 2003 Acquired - 2008 IBM Watson Group Established - 2014 IBM S/390 IBM DB2 Universal Database IBM BlueGene IBM z9 -Specialty Engines for z IBM Watson Debut IBM BlueMix IBM Big Data Platform IBM Business Analytics IBM WebSphere Application Server IBM FlashSystem Acquired - 2012 IBM Cloud IBM Power8 Acquired - 2011 Acquired - 2006 Acquired - 2010 Acquired - 2010

IBM’s Core Franchises are Critical to Our Clients 90% of top 60 banks use IBM products to run their IT systems 100% of Global Fortune 100 Banking and Financial Services use CICS 90% of global credit card transactions processed on IBM Mainframes 21 of top 25 Insurance companies use IBM Mainframes to run their business 80% of all worldwide airline reservations are processed on IBM hardware and software IBM is a strategic partner with the top 20 global Communication Services Providers 23 of the top 25 US Retailers run their business on IBM Mainframes 71% of Global Fortune 500 companies run their business on IBM Mainframes 70% of World’s Business Data is Managed by the Mainframe IDC ranks IBM GBS Application Management Services as the market leader

Providing Stability for IBM’s Business Model IBM Mainframe: A Core Franchise Mainframe Stack Gross Profit Continuing to sell significant capacity into the workplace Customers continue to demonstrate the value of IBM’s mission critical offerings by consistently renewing 14% 21% 35% CAGR Flat CAGR% Maintenance Revenue stable last four years Improvement in loyalty rates Core Software Annual renewals of Subscription & Support continues to show strong growth Strategic Outsourcing: Top 100 Clients Drive 60% of SO Revenue 99% client retention over past 4 years Global Business Services Core business supporting mission critical ERP enterprise applications continues to grow 2008 2013 2008 2013 2008 2013 2008 2013 Installed MIPS (Mainframe) k-r Perf (Power) TBs (Storage)

50+ billion transactions managed daily across the globe by IMS Enhancing the Base to Reinvent IBM’s Core Franchises IMS Revenue IBM Information Management System (IMS), deployed on an IBM Mainframe, provides the lowest cost for mission critical transactions FNB delivers “bank-in-a-box” solutions via South Africa’s first mobile banking app The mainframe and IMS support 234 million mobile banking transactions per month Expansive integration capabilities enable service oriented architecture (SOA) exploitation, enhanced analytics, new application development and mobile technology 2004 2013 2% CAGR

Workload Requirements Should Determine Which of the Available Deployment Options is Used to Maximize Business Success Cloud Computing Services Cloud Deployment Options Public Cloud Private Cloud & IT (On Premise) Dynamic Hybrid Hybrid Cloud + + Cloud Economics Cloud economics are driven by workload and I/O Best economics are around variable workload Communications, storage and data movement drives the cost Enterprise customers want visibility and control Data protection and auditability are essential Enterprises prefer hybrid On premise and off premise are part of the same processes Ability to move work back on premise is a requirement Infrastructure as a Service (IaaS) Platform as a Service (PaaS) Software as a Service (SaaS)

Summary Worldwide IT Revenue Opportunity continues to grow IT Profit Pools shift from Hardware to Software and Services Our Core Franchises: are mission critical to our clients provide stability to IBM’s business model are continuously reinvented and leveraged to enter new markets IBM has a strong track record of transforming and shifting to higher value / higher profit

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Evolving IBM’s Core Franchises–Segment Panel and Q&A Steve Mills Senior Vice President and Group Executive, Software and Systems Bridget van Kralingen Senior Vice President, Global Business Services Bob Picciano Senior Vice President, Information and Analytics Group Erich Clementi Senior Vice President, Global Technology Services Robert LeBlanc Senior Vice President, Software and Cloud Solutions Group Tom Rosamilia Senior Vice President, Systems and Technology Group and Integrated Supply Chain

Services Revenue Portfolio Services Segment PTI Services Strategic Imperatives High Value Transactional Recurring Core Franchises +8% CAGR $10B $8B Global Technology Services Segment Driving Strategic Imperatives Align investments and portfolio to high growth areas: cloud, mobile, security and resiliency services Lead the transformation to cloud computing in the enterprise Evolving Core Franchises Extend long-term partnerships with the world’s largest enterprises Create new client value by integrating hybrid environments, and optimizing existing infrastructure Growing Profit Shift portfolio to high growth areas Advance services delivery with IP, dynamic automation, analytics and continue the shift to global delivery 2010 2013 Portfolio Mix

IBM Investor Briefing

Global Business Services Segment

Services Revenue Portfolio


Services
Strategic Imperatives
Recurring Core Franchises
High Value Transactional
Portfolio Mix

Services Segment PTI


+8% CAGR
$8B
$10B
2010
2013

Driving Strategic Imperatives

- Front office agenda drives demand for CAMS* across entire portfolio
- Deepening relationships with new decision makers who are driving massive process change both on-premise and as-a-Service
- Growth in as-a-Service offerings with fusion of Consulting, Global Process Services, and Software

Evolving Core Franchises

- Embedding new areas of demand into Enterprise Apps and growth born-on-cloud ERP
- Modernizing market-leading AMS with DevOps, BlueMix & Agile

Growing Profit

- Front Office opportunities are differentiated and priced to value
- Embed Software and GBS IP into as-a-Service offerings
  - Will promote repeatability and increase annuity stream
- Continual shift to Global Delivery to optimize cost and drive profitability

*CAMS = Cloud, Analytics, Mobile, Social, Security

© 2014 International Business Machines Corporation

IBM **Investor** Briefing

Software Segment

Software Revenue Portfolio


Software
Portfolio Mix
Strategic Imperatives
Recurring Core Franchises
High Value Transactional

Software Segment PTI


$9B
+8% CAGR
$11B
2010 *
2013

Driving Strategic Imperatives

- Acquire and invest in high growth areas: cloud, analytics, mobile, social and security
- Accelerate investment to scale cloud-enabled capabilities
- Drive new workloads and reach new clients

Evolving Core Franchises

- Continue to enhance core software products to meet evolving demands
- Enable integration of mission critical systems to next generation systems
- Deliver flexibility through on premise, appliances and cloud delivery models

Growing Profit

- Driving profit leverage by aligning the portfolio to high growth market opportunities
- Offer new models for delivery and consumption
- Leverage SoftLayer to scale our PaaS and SaaS business

**2010 excludes PLM Gain*

© 2014 International Business Machines Corporation

IBM Investor Briefing
IBM

Systems and Technology Segment

Systems & Technology Revenue Portfolio


Hardware / Financing
Strategic Imperatives
Recurring Core Franchises
High Value Transactional
Portfolio Mix

Systems & Technology Segment PTI


$1.5B
($0.5B)
2010
2013

Driving Strategic Imperatives

- Investing for growth with CAMS*
  - OpenPOWER for scale-out cloud and open innovation
  - Advancing Linux on Power
  - Software Designed Storage for cloud productivity
  - Leveraging investments in Flash

Evolving Core Franchises

- Transforming base to maintain leadership
  - Continuing to invest in Mainframe core platform
  - Increasing penetration of System z Linux
  - Leveraging Power 8
  - Shifting from OEM Storage to Storwize

Growing Profit

- Re-aligned structure to demand profile in Power and Storage
- Profit stabilizing in 2014 and beyond

© 2014 International Business Machines Corporation

* CAMS = Cloud, Analytics, Mobile, Social, Security

IBM Research John Kelly Senior Vice President and Director, IBM Research

Brazil T.J. Watson Almaden Austin Ireland Zurich Haifa Africa India China Tokyo Australia IBM Research: A global research capability

1945 – 1980’s Established hardware/ system labs near major universities 1990’s – Today Expand to software and services, globalize labs, deep client engagements 2014 – Future IBM Research: A force for transformation

IBM’s strategy Engaging in new ways Data transforming industries Cloud transforming IT

Engaging in new ways Data transforming industries Cloud transforming IT Science & Technology Industries & Engagement Research Cloud Research Cognitive Research IBM Research: Aligned to growth

CXLab Industries & Engagement Renewable Research Energy Integration Foundations for Education

 Precision Agriculture CXLab IoT Asset Management Industries & Engagement Renewable Genomic Energy Research Medicine Integration Environmental Prediction and Modeling Foundations for Education Cognitive Wealth Advisor

Cognitive Wealth Advisor Precision Agriculture IoT Asset Management Environmental Prediction and Modeling Fully Digitized Customer Nanobiology-based DNA Analytics Foundations for Education Renewable Energy Integration CXLab Analytics for Dynamic Sustainability Genomic Medicine Industries & Engagement Research

Cognitive Wealth Advisor Precision Agriculture IoT Asset Management Environmental Prediction and Modeling Fully Digitized Customer Nanobiology-based DNA Analytics Foundations for Education Renewable Energy Integration CXLab Analytics for Dynamic Sustainability Industries & Engagement Research Intelligent Wearables for Healthcare Genomic Medicine

Industries & Engagement – Genomic Medicine

Industries & Engagement – Genomic Medicine

To analyze ONE person's brain tumor, doctors need to sequence 800 Billion base pairs of DNA 23 Million medical research articles with relevant findings Cancer strikes 14.1 Million patients each year causing 8.2 Million deaths Industries & Engagement – Genomic Medicine

Industries & Engagement – Genomic Medicine

Industries & Engagement – Genomic Medicine

Industries & Engagement – Genomic Medicine

Analytics on Mainframe POWER 8 Mobile Backend

Multimedia Analytics Watson as a Service Intelligent Security Extreme DevOps Analytics on Mainframe POWER 8 Mobile Backend Micro Cloud

Multimedia Analytics Watson as a Service Intelligent Security Extreme DevOps Analytics on Mainframe POWER 8 Mobile Backend Systems of Insight on SoftLayer Data-centric Computing Computing on Encrypted Data Micro Cloud

Systems of Insight on SoftLayer Data-centric Computing Computing on Encrypted Data Multimedia Analytics Watson as a Service Intelligent Security Extreme DevOps Analytics on Mainframe POWER 8 Mobile Backend Micro Cloud

Moving cloud to data that is difficult to move Keep your data on-premise but consume your IT through Cloud Cloud – Micro Cloud

By 2016, Telcos will spend $8.5 Billion every year in moving subscriber metadata 50 Petabytes of regulated financial data in Germany 520 Terabytes of traffic surveillance video per day in NYC alone Cloud – Micro Cloud

In-Store intelligence will be crucial in delivering the local retail experience Buying local will beat online Cloud – Micro Cloud

Cognitive Research Watson Content Analytics Watson Discovery Advisor Watson Engagement Advisor System U Watson Paths

Watson Content Analytics Watson Discovery Advisor Watson Engagement Advisor System U Watson Paths 360° Seller’s Platform Advanced Image Recognition Watson for Education Cognitive Research

Advanced Image Recognition Watson for Education SyNAPSE Cognitive M&A Cognitive O&G Advanced Dialogue & Reasoning Watson Content Analytics Watson Discovery Advisor Watson Engagement Advisor System U Watson Paths 360° Seller’s Platform Cognitive Research

Advanced Image Recognition Watson for Education SyNAPSE Cognitive M&A Cognitive O&G Watson Content Analytics Watson Discovery Advisor Watson Engagement Advisor System U Watson Paths 360° Seller’s Platform Cognitive Research Advanced Dialogue & Reasoning

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6809 IBM 2012 US Patents Number of Patents IBM vs. key competitors 21st year of patent leadership 1455 0 2660 Microsoft Intel 1775 Apple 1360 HP 540 Amazon 525 Oracle 442 Symantec 374 EMC 156 Accenture 7000 >5x >40x Source: IFI CLAIMS Patent Services >10x

Innovation landscape for cognitive computing Machine learning Cognitive interaction Cognitive interfaces over entire map Business Intelligence Semantic Search Neural Nets Ontology Grammar/ sentence structure Computer Vision Speech technologies/ phonetics

Science & Technology

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These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0514.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 21, 2014 and May 14, 2014.

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